Exhibit 10.3

Amendment to Securities Subscription Agreement

This Amendment dated as of February 20, 2026 (the “Amendment”), to that certain Securities Subscription Agreement, dated as of September 29, 2025 (the “Securities Subscription Agreement”), is entered into by and between Starlink AI Acquisition Corporation, a Cayman Islands exempted company (the “Company”) and JKapital Ltd., a BVI business company (the “Subscriber”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Subscription Agreement.

WHEREAS, the parties hereto desire to amend the Securities Subscription Agreement to reflect changes to the number of ordinary shares subscribed for by the Subscriber in connection with the upsizing of the Company’s initial public offering and the listing of the Company’s securities on the New York Stock Exchange or Nasdaq; and

WHEREAS, Section 6.4 of the Securities Subscription Agreement provides that the Securities Subscription Agreement may be modified or amended only by written agreement executed by all parties thereto.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The Securities Subscription Agreement is hereby amended by replacing the reference to “1,725,000 ordinary shares” with “2,875,000 ordinary shares”, and each reference to “225,000 ordinary shares” with “375,000 ordinary shares.”
2.	Except as otherwise expressly amended or modified hereby, all of the terms and conditions of the Securities Subscription Agreement shall remain in full force and effect. Each reference in the Securities Subscription Agreement to “hereof,” “hereunder,” “herein,” “hereby,” or similar terms shall be deemed to refer to the Securities Subscription Agreement as amended by this Amendment.
3.	This Amendment, and any claim or cause of action hereunder based upon, arising out of or related to this Amendment (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Amendment, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

[Signature page follows]

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be signed as of the date first written above.

Starlink AI Acquisition Corporation

/s/ Gus Liu
Name:	Gus Liu
Title:	Director

JKapital Ltd.

/s/ Gus Liu
Name:	Gus Liu
Title:	Director